                                                                    Exhibit 23.1
                                                          [LOGO ARTHUR ANDERSEN]




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 21, 2000 included in Three-Five Systems, Inc. and subsidiaries' Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement.

/s/ Arthur Andersen LLP
    -------------------

Phoenix, Arizona
October 30, 2000